Exhibit 99.3

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WAMU ASSET ACCEPTANCE CORP. AT 847-548-6500.

WaMuMortgage Pass-Through Certificates
Series 2005-AR14 Group 2
Mortgage Loans
Preliminary Collateral Information As of 10/01/05

TOTAL CURRENT BALANCE	$97,300,207
TOTAL ORIGINAL BALANCE	$97,768,612

NUMBER OF LOANS	169

			Minimum		Maximum
AVG CURRENT BALANCE	$575,741		$349,020		$1,500,000
AVG ORIGNAL BALANCE	$578,512		$360,000		$1,500,000

WAVG GROSS COUPON	5.47%		4.88%		6.88%
WAVG GROSS MARGIN	2.25%		2.25%		2.25%
WAVG MAX INT RATE	10.47%		9.88%		11.88%

WAVG CURRENT LTV	66.07%		18.56%		80.00%

WAVG FICO SCORE	736		623		810

WAVG MONTHS TO ROLL	83	months	80	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	356	months	360	months
WAVG SEASONING	1	months	0	months	4	months

TOP STATE CONC	CA(44.95%),IL(8.20%),WA(7.35%)
MAXIMUM CA ZIPCODE	1.47%

FIRST PAY DATE			July 1,2005		November 1,2005

RATE CHANGE DATE			June 1,2012		October 1,2012

MATURE DATE			June 1,2035		October 1,2035

WaMuCapital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
7/1 I/O LIBOR	121	$71,120,258	73.09%
7/1 LIBOR	48	26,179,949	26.91
Total	169	$97,300,207	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001—400,000	21	$8,107,623	8.33%
400,001—500,000	62	27,606,997	28.37
500,001—600,000	37	20,244,378	20.81
600,001—700,000	21	13,594,418	13.97
700,001—800,000	8	5,938,259	6.10
800,001—900,000	7	6,019,000	6.19
900,001—1,000,000	5	4,982,271	5.12
1,000,001—1,100,000	2	2,064,761	2.12
1,300,001—1,400,000	1	1,364,500	1.40
1,400,001—1,500,000	5	7,378,000	7.58
Total	169	$97,300,207	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.751—5.000	8	$4,983,304	5.12%
5.001—5.250	30	18,697,857	19.22
5.251—5.500	75	42,505,052	43.68
5.501—5.750	46	24,836,061	25.53
5.751—6.000	8	5,453,333	5.60
6.001 >=	2	824,600	0.85
Total	169	$97,300,207	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751—10.000	8	$4,983,304	5.12%
10.001—10.250	30	18,697,857	19.22
10.251—10.500	75	42,505,052	43.68
10.501—10.750	46	24,836,061	25.53
10.751—11.000	8	5,453,333	5.60
11.001 >=	2	824,600	0.85
Total	169	$97,300,207	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351—360	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	9	$6,144,700	6.32%
1—6	160	91,155,507	93.68
Total	169	$97,300,207	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
80	1	$430,000	0.44%
81	5	3,023,928	3.11
82	74	42,709,888	43.89
83	80	44,991,691	46.24
84	9	6,144,700	6.32
Total	169	$97,300,207	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$695,967	0.72%
21—25	2	833,000	0.86
26—30	3	2,212,561	2.27
31—35	2	1,204,000	1.24
36—40	2	879,900	0.90
41—45	2	795,558	0.82
46—50	8	4,269,963	4.39
51—55	7	6,084,455	6.25
56—60	16	9,208,000	9.46
61—65	14	7,108,134	7.31
66—70	29	20,084,367	20.64
71—75	38	20,713,426	21.29
76—80	45	23,210,876	23.85
Total	169	$97,300,207	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	2	$980,173	1.01%
640—659	7	3,485,722	3.58
660—679	7	3,101,495	3.19
680—699	24	14,346,465	14.74
700—719	30	16,716,577	17.18
720—739	20	12,941,512	13.30
740—759	20	10,754,358	11.05
760—779	28	16,593,420	17.05
780—799	23	13,427,684	13.80
800 >=	8	4,952,800	5.09
Total	169	$97,300,207	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full	134	$79,770,663	81.98%
Reduced	35	17,529,543	18.02
Total	169	$97,300,207	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	121	$71,120,258	73.09%
No	48	26,179,949	26.91
Total	169	$97,300,207	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	164	$93,505,979	96.10%
Second Home	4	3,371,428	3.46
Investor	1	422,800	0.43
Total	169	$97,300,207	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	14	$6,527,126	6.71%
Co-op	2	1,100,000	1.13
Single Family	153	89,673,081	92.16
Total	169	$97,300,207	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	62	$34,853,604	35.82%
Refi—Cash Out	53	28,250,524	29.03
Refi—No Cash Out	54	34,196,079	35.14
Total	169	$97,300,207	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	169	$97,300,207	100.00%
Total	169	$97,300,207	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	9	$4,847,685	4.98%
CA	80	43,739,837	44.95
CO	3	1,976,800	2.03
CT	4	3,190,562	3.28
FL	3	1,666,624	1.71
GA	2	1,038,000	1.07
IL	14	7,981,565	8.20
KY	1	430,000	0.44
MA	2	1,339,200	1.38
MD	2	890,000	0.91
MI	2	1,539,771	1.58
NC	1	646,928	0.66
NJ	6	4,409,028	4.53
NV	4	2,249,000	2.31
NY	9	4,649,722	4.78
OR	3	1,769,836	1.82
PA	1	1,500,000	1.54
TX	2	1,338,000	1.38
UT	2	2,039,761	2.10
VA	3	1,545,359	1.59
WA	15	7,148,029	7.35
WI	1	1,364,500	1.40
Total	169	$97,300,207	100.00%